[LOGO] Human Resources      Developpement des           File no. U 4 5 3 4 3 - 7
       Development Canada   ressources humaines Canada           - - - - - - - -

       TARGETED WAGE SUBSIDIES                         Options/S.S.A./S.A. 9 3 6
                                                                           - - -

These Articles of Agreement are made as of 8/th/ day of May, 2000.

BETWEEN: The Canada Employment Insurance Commission (hereinafter referred to as the "COMMISSION")

                              112 N. Christina Street
                         -----------------------------------------------------
                              Sarnia, Ontario N7T 5T6
                         -----------------------------------------------------
                           RMH Teleservices International Inc.
                         -----------------------------------------------------
AND:                          (hereinafter referred to as the "EMPLOYER")

                              1086 Modeland Road
                         -----------------------------------------------------
                                 Sarnia, Ont
                         -----------------------------------------------------
                                  N7T 7K7
                         -----------------------------------------------------

WHEREAS the EMPLOYER proposes to hire the individuals listed in Schedule A of this agreement and provide them with work activities described in the said Schedule A;

AND WHEREAS the EMPLOYER is eligible for financial assistance towards the costs of these activities under the Targeted Wage Subsidies Employment Benefit, which has been established by the COMMISSION pursuant to Part II of the Employment Insurance Act;

AND WHEREAS the COMMISSION wishes to encourage employers to hire individuals facing barriers to finding employment;

The COMMISSION and the EMPLOYER undertake and agree as follows:


1.0  AGREEMENT

1.1 The following documents and any amendments thereto form the agreement between the COMMISSION and the EMPLOYER

     (delete those which do not apply)

     a)   these Articles of Agreement;

     b)   the document attached hereto as Schedule A;

     c)   the document attached hereto as Schedule D.


2.0  INTERPRETATION

2.1 Unless the context requires otherwise, the expressions listed below have the following meanings for the purposes of this agreement:

     a) "funding period" refers to the period described in Schedule A, Page 1, Boxes 22 - 26, entitled "Duration of Activity";

     b) "activities" is defined as the activities described in Schedule A, Page 1;

     c) "eligible costs" are the costs of participant wages and the employer's share of employment related costs for participants and overhead costs related to the special needs of disabled participants only.


3.0  CONTRIBUTION

3.1 Subject to the terms and conditions of this agreement, the COMMISSION agrees to make a contribution to the EMPLOYER of an amount equal to the lesser of:

     a)   100 percent of the eligible costs, and

     b)   the contribution amount set out in Schedule A, Page 2, Box 62.

3.2 Notwithstanding section 3.1, the COMMISSION may, in its absolute discretion, reduce the amount of its commitment under paragraph 3.1 b) if

     a) the funding period extends into more than one fiscal year of Canada (April 1 of one year to March 31 of the following year), and

     b) in the plan approved by the Treasury Board under section 78 of the Employment Insurance Act for any fiscal year during the funding period following the first fiscal year, there is a reduction in the estimate of the amount of financial assistance to be paid out for that fiscal year under section 61 of the Employment Insurance Act for the purpose of implementing Employment Benefits and Support Measures.

3.3 Where, pursuant to section 3.2, the COMMISSION intends to reduce the amount of its commitment under paragraph 3.1 b), it shall give the EMPLOYER 2 weeks notice of its intention to do so.

3.4 Where, as a result of a reduction in funding under section 3.2, the EMPLOYER is unable or unwilling to complete the agreement, the EMPLOYER may, upon notice to the COMMISSION, terminate the agreement.

4.0  TERMS OF PAYMENT

4.1 Subject to section 4.4, the COMMISSION will make progress payments on account of the contribution following receipt and verification of claims for reimbursement submitted by the EMPLOYER. The claims shall be submitted on claim forms approved by the COMMISSION and shall be accompanied by such substantiating documentation as the COMMISSION may require.

4.2 Each claim for reimbursement shall also be accompanied by an Activities Report, reporting on the progress of the work activities during the period in respect of which the claim is being made.

4.3 Unless otherwise authorized by the COMMISSION, no claim submitted by an EMPLOYER under section 4.1 shall be for a period less than 30 days or greater than 90 days.

4.4 Payments will be made (check one only) [_] monthly [X] quarterly, herein referred to as the payment period.

4.5 Where the EMPLOYER is unable to carry out the work without payment of advances of the contribution, the COMMISSION may, in its discretion, make advance payments on account of the contribution as follows:

     a) the COMMISSION will make advances of its estimated contribution for each payment period of the work period, based upon a forecast submitted by the EMPLOYER, satisfactory in scope and detail, of its cash flow requirements;

     b) before making the advance for the third payment period of the work period, the EMPLOYER shall furnish the COMMISSION with a satisfactory accounting of the advance for the first payment period. The advance for the third payment period will be based upon

          i) a reconciliation between the substantiated costs for the first payment period, and the advance for that payment period, and

          ii) the estimated costs to be incurred and paid by the EMPLOYER for the third payment period, as per the forecast of cash flow requirements for that payment period;

     c) advances for each subsequent payment period will be processed in a fashion similar to that described in paragraph (b), except that the COMMISSION may withhold final payment of up to 10% of the total estimated amount of the contribution until after

          i)   completion of the project period

          ii) receipt and verification of a final claim for the balance due, and receipt of the final Activities Report, and

          iii) if required by the COMMISSION, completion of an audit of the books, accounts and records of the EMPLOYER.

4.6 Where quarterly advances are being made to the EMPLOYER under section 4.4, the COMMISSION may, at any time and in its absolute discretion, by notice, alter the frequency of such advance payments and change them to a monthly basis.

4.7 Any interest earned on advances of the COMMISSION's contribution shall be accounted for by the EMPLOYER. Such interest shall be deemed to be part payment of the contribution and shall be taken into account in the calculation of the final payment by the COMMISSION, or repayment by the EMPLOYER, as may be appropriate in the circumstances.

4.8 In the event payments made to the EMPLOYER (including any interest earned on advances that is deemed to be part payment of the contribution under section 4.7) exceed the amounts to which the EMPLOYER is properly entitled under this agreement, the amount of such excess is a debt owing to the COMMISSION and shall be promptly repaid to the COMMISSION upon receipt of notice to do so.

4.9 The COMMISSION may withhold payment of any claim or advance pending the completion of an audit of the EMPLOYER's books and records conducted either by the COMMISSION or by an independent auditor pursuant to paragraph 6.1(g).

4.10 Costs are eligible only if they are, in the opinion of the COMMISSION,

     a)   directly related to the agreement, and
     b)   reasonable.

4.11 Equipment purchase costs exceeding $ 0.00 require the prior written authorization of the COMMISSION.

4.12 The portion of the cost of any goods or services purchased by the EMPLOYER for which the EMPLOYER may claim a GST input tax credit or rebate is not eligible for reimbursement.

4.13 The portion of any cost in respect of which the EMPLOYER has, or is entitled to receive a contribution from another level of government or other source is not eligible for reimbursement.

5.0  REPRESENTATION AND WARRANTY

5.1 The EMPLOYER represents and warrants, and it is a condition of this agreement, that no participant has been hired to fill a position left vacant due to an industrial dispute at the EMPLOYER's premises, to fill the position of a worker who had been laid-off and is awaiting recall, or to displace another worker employed by the EMPLOYER.

5.2 In addition to any other remedy provided for under this agreement, if a representation and warranty referred to in section 5.1 is not true and accurate, the COMMISSION may require the EMPLOYER to forthwith repay as a debt owing to the COMMISSION the amount of the contribution paid towards the wage cost and the employer's share of employment related costs of the employee(s) in respect of whom the untrue and inaccurate representation and warranty was given.

5.3 The EMPLOYER further represents and warrants that all statements made to the COMMISSION in connection with its application for funding are true and all relevant facts have been disclosed.

6.0  OBLIGATIONS OF THE EMPLOYER

6.1  The EMPLOYER shall:

     a) carry out and complete the activities in a diligent and professional manner, using qualified personnel;

     b) upon request of the COMMISSION, produce any certificates, licences and other authorizations required for the carrying out of the activities in respect of the rules relating to the environment;

     c) keep proper books, accounts and records, in accordance with generally accepted business and accounting practices, of the financial management of the activities;

     d) make the books, accounts and records referred to in paragraph c) available at all reasonable times for inspection and audit by the representatives of the COMMISSION who shall be permitted to take copies and extracts from such books and records;

     e) upon request provide the COMMISSION with such additional information as it may require with respect to such books, accounts and records;

     f) preserve the books and records referred to in paragraph c) and keep them available for audit and inspection by representatives of the COMMISSION for a period of 6 years following the end of the funding period;

     g) whenever the COMMISSION deems it necessary and so requests the EMPLOYER in writing, retain the services of a duly qualified accountant approved by the COMMISSION to carry out an audit of the books and records relating to the activities. The audit report shall certify:

          i)   the total actual expenditures on the eligible costs to date,

          ii) the total payments of the COMMISSION's contribution to date, including the amount of interest that has accrued on any advances of the contribution,

          iii) that all expenditures, except as noted in the report, were in accordance with this agreement; and

     h) within 30 days after completion of the audit report referred to in paragraph g), provide a copy of it to the COMMISSION.

6.2 The EMPLOYER shall disclose to the COMMISSION without delay any fact or event that the EMPLOYER is aware of from time to time which may compromise the EMPLOYER's chances of success in carrying out the activities either immediately or in the long term.

6.3 The EMPLOYER shall both during and following the term of this agreement indemnify and save the COMMISSION harmless from and against all claims, losses, damages, costs, expenses and other actions made, sustained, brought, threatened to be brought or prosecuted, in any manner based upon, occasioned by or attributable to any injury or death of a person, or loss or damage to property caused or alleged to be caused by any willful or negligent act, omission or delay on the part of the EMPLOYER or its employees or agents, participating employers or participants in connection with anything purported to be or required to be provided by or done by the EMPLOYER pursuant to this agreement or done otherwise in connection with the activity. This provision shall survive the termination of this agreement.

7.0  NEPOTISM

7.1 No contribution paid to any participant who is a member of the immediate family of the EMPLOYER, or, if the EMPLOYER is a corporation or unincorporated association, who is a member of the immediate family of an officer or a director of the corporation or unincorporated association, is eligible for reimbursement unless the COMMISSION is satisfied that the hiring of the participant was not the result of favouritism over the other qualified candidates by reason of membership in the immediate family of the EMPLOYER or officer or director of the EMPLOYER, as the case may be.

7.2 For the purposes of section 7.1, "immediate family" means father, mother, step-father, step-mother, foster parent, brother, sister, spouse (including common law spouse), child (including child of common law spouse), step-child, ward, father-in-law, mother-in-law, or relative permanently residing with the EMPLOYER, officer or director, as the case may be.

8.0  REPORTS AND INFORMATION

8.1 The EMPLOYER shall, upon request, provide the COMMISSION with progress reports, satisfactory to the COMMISSION in scope and detail, concerning the progress of the activities.

8.2 The EMPLOYER shall, upon request, arrange for representatives of the COMMISSION to have access to the EMPLOYER's premises where the activities are being carried out to monitor their progress.

9.0  DISPOSITION OF ASSETS

9.1 Upon completion of the agreement or termination of the agreement, the EMPLOYER agrees to dispose of, in such manner as the COMMISSION may direct, all physical assets purchased with contribution funds other than

     a)   any asset costing less than $250,

     b) assets that have been physically incorporated into the premises of the EMPLOYER, and

     c) assets that have been consumed or expended in carrying out the agreement.

 9.2 The EMPLOYER agrees that at the end of the funding period, or upon termination of this agreement, if earlier, and if directed to do so by the COMMISSION, any assets referred to in section 9.1 that have been preserved by it shall be

     a) sold at fair market value and that the funds realized from such sale be applied to the eligible costs of the agreement to offset the COMMISSION's contribution to those costs;

     b) turned over to another person or organization designated or approved by the COMMISSION; or

     c) disposed of in any other manner as may be determined by the COMMISSION.

10.0 DEFAULT

10.1 The following constitute Events of Default:

     a) the EMPLOYER becomes bankrupt or insolvent, goes into receivership, or takes the benefit of any statute from time to time being in force relating to bankrupt or insolvent debtors;

     b) an order is made or resolution passed for the winding up of the EMPLOYER, or the EMPLOYER is dissolved;

     c) the EMPLOYER is in breach of the performance of, or compliance with, any term, condition or obligation on its part to be observed or performed pursuant to this agreement;

     d) the EMPLOYER has submitted false or misleading information to the COMMISSION;

     e) in the opinion of the COMMISSION, the EMPLOYER has failed to proceed diligently with the activities.

10.2 If

     a) an Event of Default specified in paragraph 10.1 (a) or (b) has occurred; or

     b) an Event of Default specified in paragraph 10.1 (c), (d) or (e) has occurred and has not been remedied within 15 days of receipt by the EMPLOYER of written notice of default, or a plan satisfactory to the COMMISSION to remedy such Event of Default has not been put into place within such time period:

     the COMMISSION may, in addition to any remedies otherwise available, immediately terminate by written notice any obligation to make any further contribution to the EMPLOYER. All eligible costs up to the date of termination will be paid by the COMMISSION, however.

10.3 In the event the COMMISSION gives the EMPLOYER written notice of default pursuant to paragraph 10.2(b), the COMMISSION may suspend any further payment under this agreement until the end of the period given to the EMPLOYER to remedy the Event of the Default.

10.4 The fact that the COMMISSION refrains from exercising a remedy it is entitled to exercise under this agreement shall not be considered to be a waiver of such right and, furthermore, partial or limited exercise of a right conferred upon the COMMISSION shall not prevent the COMMISSION in any way from later exercising any other right or remedy under this agreement or other applicable law.

11.0 NOTICE

11.1 Any notice, information or other document required to be given under this agreement shall be sent by regular mail, personal service, facsimile or registered mail. Any notice, information or document shall be deemed to have been received on delivery. Any notice, information or other document sent by facsimile shall be deemed to have been received one working day after it is sent. Any notice, information or other document sent by registered mail shall be deemed to have been received when it is signed for.

11.2 Any notice or correspondence shall be addressed to:

     In the case of the COMMISSION (insert name or title of official, address and fax number)

     Karen Hall-Voegelin
     112 N. Christina Street
     Sarnia, Ontario
     N7t 5T6
     Phone: 519-464-5068
     Fax:   519-464-5076
     email: karen.voegelin@hrdc-drhc.gc.ca

     In case of the EMPLOYER to the address shown on Schedule A of this agreement.

12.0 EARLY TERMINATION

12.1 The COMMISSION or the EMPLOYER may terminate this agreement at any time without cause upon not less than 2 weeks written notice of intention to terminate.

12.2 In the event of a termination notice being given by the EMPLOYER under section 3.4 or 12.1 or by the COMMISSION under section 12.1

     a) the EMPLOYER shall make no further commitments in relation to the activities and shall cancel or otherwise reduce, to the extent possible, the amount of any outstanding commitments in relation thereto;

     b) all eligible costs incurred by the EMPLOYER up to the date of termination will be paid by the COMMISSION, including its cost of, and incidental to, the cancellation of obligations incurred by it as a consequence of the termination of the agreement; provided always that payment and reimbursement under this paragraph shall only be made to the extent that it is established to the satisfaction of the COMMISSION that the costs mentioned herein were actually incurred by the EMPLOYER and the same are reasonable and properly attributable to the termination of the agreement; and

       c) the amount of any contribution funds which remain unspent shall be promptly repaid to the COMMISSION, and such amount shall be a debt due to the COMMISSION.

13.0   GENERAL

13.1 This agreement may be amended by the mutual consent of the parties. To be valid, any amendment to this agreement shall be in writing and signed by the parties.

13.3 The EMPLOYER shall not assign this agreement or any part hereof or any payments to be made thereunder without the written permission of the COMMISSION and any assignment made without that permission is void and of no effect.

13.2 No member of the House of Commons or Senate or provincial legislature shall be admitted to any share or part of this agreement or to any benefit to arise therefrom.

13.4 Prior to hiring each participant for the activities, the EMPLOYER shall verify and confirm with the COMMISSION that the participant qualifies as an "insured participant" within the meaning of the Employment Insurance Act.

13.5 The management, supervision and control of the activities of the agreement are the sole and absolute responsibility of the EMPLOYER. The EMPLOYER is not in any way authorized to make a promise, agreement or contract on behalf of the COMMISSION. The EMPLOYER shall be solely responsible for any and all payments and deductions required by law to be made including those required for Canada Pension Plan, employment insurance, workers' compensation and income tax. The parties hereto declare that nothing in this agreement shall be construed as creating a legally binding partnership or agency relationship between them.

13.6 It is a term of this agreement that no individual, for whom the post-employment provisions of the "Conflict of Interest and Post-Employment Code for Public Office Holders" or the "Conflict of Interest and Post-Employment Code for the Public Service" apply, shall derive any direct benefit from this agreement unless that individual is in compliance with the applicable post-employment provisions.

13.7 If the EMPLOYER is an unincorporated organization, it is agreed by the representatives of the EMPLOYER signing this agreement on behalf of the EMPLOYER, that they shall be personally, jointly and severally liable for all obligations, convenants, promises, liabilities and expenses assumed by the EMPLOYER under this agreement.

13.8 This agreement and all schedules and attachments are subject to the Access of Information Act.

13.9 This agreement is binding upon the EMPLOYER and its successors and assigns and supersedes all previous agreements between the parties.

13.10 This agreement shall come into force and effect when it is executed by both parties to this agreement.

For the COMMISSION
     /s/ [ILLEGIBLE]              D G - Service Delivery        May - 8 2000
-----------------------------   ---------------------------  ------------------
       (Signature)                     (Position)                  (Date)

For the EMPLOYER

   X  /s/ [ILLEGIBLE]                  President                  5/8/2000
-----------------------------   ---------------------------  ------------------
       (Signature)                     (Position)                  (Date)


-----------------------------   ---------------------------  ------------------
       (Signature)                     (Position)                  (Date)


[LOGO]     Human Resources                  Developpement des                                                                 PAGE 1
                                                                                      ---------------------------------------------
           Development Canada               ressources humaines Canada                  OFFICIAL USE - RESERVE A L'ADMINISTRATION
                                                                                      ---------------------------------------------
                                                                                      100 FILE NUMBER     101 OPTIONS.A/S.S.A.
                                                                                      ---                 ---
           SCHEDULE A                       ANNEXE A                                      N* DE DOSSIER
--------------------------------------------------------------------------------------
 1                                                                                            U45343 - 7                     936
---                                                                                   ----------------------------------------------
  [X] Targeted Wage             [_] skills Development     [_] Opportunities Fund     102 RESP.RC          103 BUDGET REC
                                                                                      ---                  ---
      Subsidiaries                  Developpement des          Fonds d'integration
      Subventions salariales        competences                                           CR D'ORIGINE          CR DU BUDGET
      cibiees
                                                                                                    3571                    3571
                                                                                      ----------------------------------------------
   [_] Self-Employment           [_] Employment Assistance  [_] Youth Initiatives      104 1-ORIGINAL       105 AMEN NO  106 REASON
                                                                                       ---                  ---          ---
      Travail independant           Services                   Initiatives Jeunesse        2-AMENDMENT/MOD.     N'DE LA      CODE
                                    Services d'aide a                                      3-CORRECTION         MOD.         CODE DE
                                    l'emploi                                               4- RENEWAL/RENOUV                 MOTIF
  [_] Job Creation Partnerships [_] Local Labour Market    [_] Other (specify)
      Partenariats pour la          Partnerships
      creation d'emplois            Partenariats locaux    [_] Autre (precisaz)
                                    du marche du travail
                                                                                                         1
------------------------------------------------------------------------------------------------------------------------------------
 2  NAME OF EMPLOYER/COORDINATOR - NOM DE L'EMPLOYEUR/COORDONNATEUR     3  LEGAL NAME OF EMPLOYER/COORDINATOR (IF DIFFERENT FROM
---                                                                    ---
                                                                           ABOVE)-NOM LEGAL DE L'EMPLOYEUR/COORDINATOR (S'IL EST
                                                                           DIFFERENT DU PRECEDENT)

  RMH Teleservices International Inc.
-------------------------------------------------------------------
  COMMUNITY COORDINATOR           [_] YES    [_] NO
  COORDONNATEUR LOCAL             [_] OUI    [_] NON
------------------------------------------------------------------------------------------------------------------------------------
 4  MAILING ADDRESS - ADRESSE POSTALE                                                                  8  AREA CODE  TELEPHONE NO.
---                                                                                                   ---
                                                                                                          IND. REG. N'DE TELEPHONE

 1086 Modeland Road                                                                                       (610) 520-5354
------------------------------------------------------------------------------------------------------------------------------------
 5  CITY/TOWN - VILLE                                      6  PROVINCE     7  POSTAL CODE              9  AREA CODE FAX NO.
---                                                       ---             ---                         ---
                                                                              CODE POSTAL                 IND. REG. N'DE TELECOPIEUR

 Sarnia                                                       Ont             N7T 7K7                     (610) 520-5354
------------------------------------------------------------------------------------------------------------------------------------
 10 NAME OF CONTACT PERSON - NOM DE LA PERSONNE RESSOURCE   11 TELEPHONE NO. (If different from above)   12 No. OF EMPLOYEES/
---                                                        ---                                          ---
                                                               N'DE TEL (S'il est different du precedent    WORKERS AFFECTED
                                                                                                            Nbre D'EMPLOYES/
                                                                                                            TRAVAILLEURS
 Mike Scharff/Patricia Gallagher                                                                            TOUCHES             700
------------------------------------------------------------------------------------------------------------------------------------
 13 OBJECTIVE/DESCRIPTION OF ACTIVITIES/TARGETED CLIENTELE/EXPECTED RESULTS - OBJECTIF/DESCRIPTION DES ACTIVITES/CLIENTELE VISEE/
---
    RESULTATS ATTENDUS
    (THIS SECTION IS MEANT AS AN EXECUTIVE SUMMARY. - CETTE SECTION SERT A FOURNIR UN SOMMAIRE DES ACTIVITES).

 Objective: To support the economic diversification in the Sarnia-Lambton area. Targeted Wage Subsidy will be used to support indivduals in obtaining training and work experience in a telecommunications company.

 The schedules and addenda as described in the submission from the Recipient are considered to be part of this Agreement. Any changes to the proposal will be made only with joint concurrence of both parties.

 Activities: Full listing of Job Descriptions for both the Quality Center and the Inbound Call Center are attached: Managers, Administrators, Supervisors, IT professionals, HR specialists, Quality & Sales Monitors, Quality Assurance Representatives and Customer Service Representatives.

 Targeted Clientele: Insured participants in need of work experience and training.

 Targeted Results: A minimum of 140 unemployed persons who are eligible for the Targeted Wage Subsidy program will gain employment at RMH Teleservices International Inc. It is expected that 75% of these participants will continue to be employed on a full time basis upon completion of the subsidy period.

------------------------------------------------------------------------------------------------------------------------------------
 14 LOCATION OF ACTIVITY - LIEU DE L'ACTIVITE
---
 1086 Modeland Road, Sarnia
------------------------------------------------------------------------------------------------------------------------------------
 15 TOTAL NUMBER OF              DESIGNATED GROUP MEMBERS TARGETING PLAN - PLAN DE CIBLAGE DES MEMBRES DES GROUPES DESIGNES
---
    PARTICIPANTS   -----------------------------------------------------------------------------------------------------------------
   NOMBRE TOTAL DE  16                    17 WOMEN  18 ABORIGINALS    19  PERSONS WITH DISABILITIES  20  MEMBERS OF VISIBLE 21 SPARE
                   ---                   ---       ---               ---                            ---                    ---
    PARTICIPANTS      NUMBER OF POSITIONS    FEMMES    AUTOCHTONES        PERSONNES HANIDCAPEES              MINORITIES        LIBRE
                        TO BE FILLED BY                               (DO NOT COMPLETE FOR O.F.      MEMBRES DES
                      NOMBRE DE POSTES A                              NE PAS COMPLETER DANS          MINORITES
               140      COMBLER PAR DES                               LE CAS DU F.I.)                VISIBLES
------------------------------------------------------------------------------------------------------------------------------------
 22                          23     Y-A    M   D-J     24   Y-A    M    D-J        25       Y-A    M    D-J     26   Y-A   M    D-J
---                         ---                       ---                         ---                          ---
   DURATION OF ACTIVITY      FROM                      TO                          AND FROM                     TO
   DUREE DE L'ACTIVITE       DE      2000-05-08        A   2001-03-31              ET DE                        A
------------------------------------------------------------------------------------------------------------------------------------
 OFFICIAL USE - RESERVE A L'ADMINISTRATION - CMS - SGM
------------------------------------------------------------------------------------------------------------------------------------
140   FINANCIAL CODE                                            CMS    CONSTIT.      FUTURE YEAR 1            FUTURE YEAR 2
---
      CODE FINANCIER              CURRENT YEAR AMOUNT          TYPE     CODE       COMMITMENT AMOUNT    CR  COMMITMENT AMOUNT    CR
-------------------------------
 ALLOT  PROJECT  LINE OBJECT     MONTANT POUR L'ANNEE    CR    GENRE    CODE      MONTANT ENGAGE POUR   CT  MONTANT ENGAGE POUR  CT
 AFF.   PROJET   ART. D'EXEC.          COURANTE          CT     SGM     CIRC       L'ANNEE 1 A VENIR         L'ANNEE 2 A VENIR
------------------------------------------------------------------------------------------------------------------------------------
29                5200                 700,000.00
------------------------------------------------------------------------------------------------------------------------------------
141                                 SIGNATURE                                                                      Y-A   M   D-U
---
      AGREEMENT VERIFICATION
      VERIFICATION DE L'ACCORD
------------------------------------------------------------------------------------------------------------------------------------
OFFICIAL USE - RESERVE A L'ADMINISTRATION - MIS - SIG
------------------------------------------------------------------------------------------------------------------------------------
150  ORIG.  151  CORRESP.  152   PROV.  153  HRDC     154           155       156         157          158   YR. OF   159   SPECIAL
---         ---            ---          ---           ---           ---       ---         ---          ---            ---
     TYPE         LANG.         RIDING      OFFICER       CONSTIT.      NCC       S.I.C.    ACTIVITY       OPERATION       INT. GR.
     GENRE       LANG DE         CIRC.      AGENT DE      CIRC.         CNP       C.T.I.    ACTIVITE       ANNEE DE      GR. D'INT.
     D'ORG       CORRESP.       PROV.        DRHC                                                            FONCT.        SPECIAL
------------------------------------------------------------------------------------------------------------------------------------
    11               E           K095         A29           U71         1453       7790      CO7M              01
------------------------------------------------------------------------------------------------------------------------------------
160  NATIONAL SPARES             161 REGIONAL SPARES                                         162  HRCC SPARES
---                              ---                                                         ---
     CODES (RESERVE A L'AC)          CODES (RESERVE AU BUREAU REGIONAL)                           CODES (RESERVES AUX CRHC)

 A   B     C     D               A     B    C     D     E     F                              A     B      C
------------------------------------------------------------------------------------------------------------------------------------
EMP 5155 (06-99)B                                                                                                             Canada

-----------------------------
FILE NUMBER - N/o/ DE DOSSIER
                 U45343 - 7                                                                                                   PAGE 2
-----------------------------
                                                                                                            ------------------------
                                                                                                            FUNDS FROM OTHER SOURCES
 HRDC CONTRIBUTION - CONTRIBUTION DE DRHC                                                                    FONDS D'AUTRES SOURCES
--------------------------------------------------------------------------------------------------
SUPPORT TO INDIVIDUALS PAID BY COORDINATOR/EMPLOYER -  SOUTIEN AUX PARTICULIERS VERSE PAR LE
COORDONNATEUR/L'EMPLOYEUR
-------------------------------------------------------------------------------------------------           ------------------------
27   LIVING EXPENSES                                             26                                          29
     FRAIS DE SUBSISTANCE                                        --                  5268                    --
--------------------------------------------------------------------------------                            ------------------------
30   DEPENDANT CARE COSTS                                        31                                          32
     DEPENSES LIEES A LA GARDE DES PERSONNES A CHARGE            --                  5228                    --
--------------------------------------------------------------------------------                            ------------------------
33   DISABILITY RELATED COSTS                                    34                                          33
     COUTS RELIES AUX LIMITATIONS FONCTIONELLES                  --                  5257                    --
--------------------------------------------------------------------------------                            ------------------------
36   TUITION COSTS                                               37                                          38
     FRAIS DE SCOLARITE                                          --                  5261                    --
--------------------------------------------------------------------------------                            ------------------------
39   OTHER PERSONAL SUPPORTS AND TRANSPORTATION                  40                                          41
     AUTRES SOUTIENS PERSONNELS ET TRANSPORT                     --                  5267                    --
-------------------------------------------------------------------------------------------------           ------------------------
42   TOTAL SUPPORT TO INDIVIDUALS                                                  43
     TOTAL DU SOUTIEN AUX PARTICULIERS
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------           ------------------------
44   PARTICIPANT WAGES                                                             45                        40
     SALAIRE DES PARTICIPANTS                                                      --  700,000.00     5220   --
-------------------------------------------------------------------------------------------------           ------------------------
--------------------------------------------------------------------------------
                         OVERHEAD COSTS - FRAIS GENERAUX
-------------------------------------------------------------------------------------------------           ------------------------
47   OVERHEAD COSTS EXCLUDING CAPITAL COSTS                                        48                        49
     FRAIS GENERAUX EXCLUANT LES FRAIS D'IMMOBILISATION                            --                 5269   --
-------------------------------------------------------------------------------------------------           ------------------------
50   CAPITAL COSTS                                                                 51                        52
     FRAIS D'IMMOBILISATION                                                        --                 5270   --
-------------------------------------------------------------------------------------------------           ------------------------
53   ADDITIONAL COSTS RELATED TO ACCOMMODATING PERSONS WITH DISABILITIES           54                        55
     FRAIS SUPPLEMENTAIRES POUR ACCOMMODER LES PERSONNES HANDICAPEES               --                 5252   --
-------------------------------------------------------------------------------------------------           ------------------------
-------------------------------------------------------------------------------
                           COURSE COSTS - FRAIS DE COURS
-------------------------------------------------------------------------------------------------           ------------------------
56   COURSE COSTS - PUBLIC INSTITUTIONS                                            57                        58
     FRAIS DE COURS - ETABLISSEMENTS PUBLICS                                       --                 5283   --
-------------------------------------------------------------------------------------------------           ------------------------
59   COURSE COSTS - PRIVATE INSTITUTIONS                                           60                        61
     FRAIS DE COURS - ETABLISSEMENTS PRIVES                                        --                 5254   --
-------------------------------------------------------------------------------------------------           ------------------------
                                                                                   --------------
                         TOTAL CONTRIBUTION TO BE PAID TO THE COORDINATOR/EMPLOYER 62
                       CONTRIBUTION TOTALE A VERSER AU COORDONNATEUR/A L'EMPLOYEUR --  700,000.00     5200
                                                                                   --------------
                                                                                   --------------
              ESTIMATED FINANCIAL ASSISTANCE PAID DIRECTLY TO PARTICIPANTS BY HRDC 63
                SOUTIEN FINANCIER ESTIMATIF VERSE DIRECTEMENT AUX PARTICIPANTS PAR --
                                                                                   --------------
                                                                                   --------------
                                 ESTIMATED TOTAL HRDC CONTRIBUTION (BOXES 62 + 63) 64
                     CONTRIBUTION TOTALE ESTIMATIVE VERSEE PAR DRHC (CASE 62 + 63) --  700,000.00
                                                                                   --------------

------------------------------------------------------------------------------------------------------------------------------------
 65                                              COST DISTRIBUTION - REPARTITION DES COUTS
------------------------------------------------------------------------------------------------------------------------------------
     EMPLOYER/COORDINATOR           UNION/ASSO./AGENTS                               HRDC
    EMPLOYEUR/COORDONNATEUR        SYNDICAT/ASSOC/REPR.           PROVINCE           DRHC           OTHER - AUTRE         TOTAL
------------------------------------------------------------------------------------------------------------------------------------
 66                               67                           68            69                 70                 71
 --              700,000.00       --                           --            --   700,000.00    --                 --   1,400,000.00
------------------------------------------------------------------------------------------------------------------------------------
 72                               73                           74            75                 76                 77
 --                   50.00%      --              0.00%        --     0.00%  --        50.00%   --        0.00%    --           100%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
FOR FORMER IAS ONLY - ANCIEN SAAI SEULEMENT
------------------------------------------------------------------------------------------------------------------------------------
TYPE OF EMPLOYMENT ADJUSTMENT AGREEMENT                        78 BUSINESS LINES            79  TYPE OF AGREEMENT
GENRE D'ACCORD D'ADAPTATION DE LA MAIN-D'OEUVRE                -- SECTEURS D'ACTIVITE |     --  GENRE D' ACCORD    |
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
FOR USE WHEN NO APPLICATION HAS BEEN COMPLETED - A UTILISER DANS LES CAS OU AUCUNE DEMANDE N'A ETE PRESENTEE
------------------------------------------------------------------------------------------------------------------------------------
80 RECOMMENDED BY - RECOMMANDE PAR       81  DATE           82  APPROVED BY - APPROUVE PAR        83  DATE
--                                       --                 --                                    --  MAY - 8 2000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
FOR AMENDMENTS ONLY - POUR MODIFICATIONS SEULEMENT
------------------------------------------------------------------------------------------------------------------------------------
REASON FOR AMENDMENT                                                                  [_] INCREASE          [_]  DECREASE
RAISON DE LA MODIFICATION                                                                 AUGMENTATION           DIMINUTION
                                                                                  --------------------------------------------------
                                                                                  AMOUNT
                                                                                  MONTANT $
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
84    INITIALS OF SIGNATORIES TO THE AGREEMENT - INITIALES DES SIGNATAIRES DE L'ACCORD
                                                                                             |
X /s/ [ILLEGIBLE]^^            5/8/2000                                                      | /s/ [ILLEGIBLE]^^         MAY-8 2000
---------------------------   ---------- ___________________________________   _____________   ------------------------- ___________
   EMPLOYER/COORDINATOR          DATE           EMPLOYER/COORDINATOR                DATE         COMMISSION/DEPARTMENT      DATE
 EMPLOYEUR/COORDONNATEUR                      EMPLOYEUR/COORDONNATEUR                            COMMISSION/MINISTERE
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The information you provide is collected under the auspices of Human Resources Development for the purpose of administering employment programming. The information collected will be subject to the Access to Information Act. The information will be placed in Program Record Number HRDC - HRI 293.
Les renseignements fournis dans le present document sont recueillis sous l'autorite de Developpement des ressources humaines aux fins de l'adminstration de la programmation d'emploi. Les renseignements obtenus seront sujets a la Loi d'acces a l'information. Les renseignements obtenus seront conserves dans le dossier de programme DRHC - IRH 293.
------------------------------------------------------------------------------------------------------------------------------------

[LOGO] Human Resources        Developpement des
       Development Canada     ressources humaines Canada
                                                             ---------------
                                                             FILE NUMBER
                                                             N/O/ DE DOSSIER
                                      SCHEDULE D - ANNEXE D
                                                             U 4 5 3 4 3 - 7
                                                             ---------------
----------------------------------------------------------------------------
1 NAME OF EMPLOYER / COORDINATOR - NOM DE L'EMPLOYEUR/COORDONNATEUR
-

RMH Teleservices International Inc.
----------------------------------------------------------------------------

2.0 ADDITIONAL CONDITIONS - CONDITIONS SUPPLEMENTAIRES

Agreement must be signed by RMH and HRDC prior to start date shown on agreement.

All persons must qualify as an Insured participant to be eligible to participate in this intervention. HRDC must confirm eligibility for every participant prior to starting work with RMH through this contract. Release of information forms will be included with Tracking Document which lists hires. This tracking document is to be submitted a least 1 week in advance of employee starting employment.

Persons resigning employment to start work with RMH will not be eligible. Employer can not receive TWS funding more than once for an individual.

Reimbursement will be based on 50% of wage rate to maximum of $5000.00 per eligible participant. This does not include mandatory related costs or vacation pay.

To be eligible for Targeted Wage Subsidy weekly hours are not to fall below 30 hours per week.

The employer agrees not to claim more than the normal work week for the specific position. Overtime hours will not be reimbursed.

The contract will be over when dollar value is reached or on the contract end date of March 31, 2001 whichever occurs first. Last day eligible for wage subsidy will be March 31, 2001 as per HRDC commitment letter.

No advance payments are allowed. Progress payments only. Project claim forms are to be submitted every 3 months supported by payroll information. Claims are to be submitted July 2000, October 2000, January 2001 and March 2001. A fifth claim may be required to capture the difference between HRDC'S fiscal year and RMH's payroll date.

A performance review on each participant will be submitted with each pay claim.

The co-ordinator agrees and warrants that all computer and computer support equipment related to payroll is Year 2000 compliant. (Schedule E)

The co-ordinator will advise HRDC immediately of the finish dates of participants who leave the program early.

HRDC will work with Ontario Works-Enhanced Job placement program and the provincial Job Connect program to facilitate client group eligibility for their respective programs.

The Co-ordinator/Sponsor when required by CANADA acknowledge CANADA'S financial contribution to the project.

For department monitoring and auditing purposes, the following reports will be made available:
Payroll & Attendance records
Financial monitoring will be conducted in October 2000 & March 2001. On-site participant monitors will be conducted by HRDC Project Officers.

RESULTS:

The Co-ordinator will submit a final report within 30 days of contract completion addressing the overall project achievements as it relates to the Objective; Description of Activities; Targeted clientele and Expected Results.

----------------------------------------------------------------------------------------------------------------------------------
3 INITIALS OF SIGNATORIES TO THE AGREEMENT - INITIALES DES SIGNATAIRES DE L'ACCORD
  /s/ [ILLEGIBLE]^^             5/8/2000                                                   /s/ [ILLEGIBLE]^^          MAY - 8 2000
------------------------     -------------    --------------------------   -----------   -------------------------   -------------
 EMPLOYER/COORDINATOR             DATE           EMPLOYER/COORDINATOR          DATE       COMMISSION/DEPARTMENT           DATE
EMPLOYEUR/COORDONNATEUR                        EMPLOYEUR/COORDONNATEUR                    COMMISSION/MINISTERE
----------------------------------------------------------------------------------------------------------------------------------

                                                                    [LOGO]CANADA

                                                                                          ---------------
[LOGO] Human Resources       Developpement des                                            FILE NUMBER
       Development Canada    ressources humaines Canada  SCHEDULE E  ANNEXE E             N/o/ DE DOSSIER
                                                                                          U 4 5 3 4 3 - 7
                                                                                          ---------------

--------------------------------------------------------------------------------
 1  Name of Employer / Coordinator - Nom de l'employeur / coordonnateur
---
 RMH Teleservices International Inc.
--------------------------------------------------------------------------------

2.0  ADDITIONAL CONDITIONS

  The COORDINATOR/EMPLOYER warrants that the services provided under this contract shall meet the contractual requirements (as evidences during acceptance tests, as applicable) so as to accurately and automatically process any and all data, date and date-related data including but not limited to calculating, comparing, and sequencing of such data from, into and between the twentieth and twenty-first centuries, including leap year calculations when used in accordance with the documentation provided by the COORDINATOR/EMPLOYER and accepted by the Crown. To that end, the COORDINATOR/EMPLOYER also warrants that date related processing will not, in any way, prevent hardware, software or firmware from conforming to the requirements of the Contract prior to, during, or after the year 2000. Canada may, at no additional cost, require the COORDINATOR/EMPLOYER prior to the performance of the services, to demonstrate compliance and/or compliance techniques and test procedures it intends to follow in order to comply with all the obligations contained here.

  The obligations contained herein apply to the services provided by the COORDINATOR/EMPLOYER, its contractors and its subcontractors involved in the performance of this Contract. Subject to the specific contractual requirement, the obligations contained herein do not apply to hardware, firmware, software or software applications provided as Government Furnished Equipment unless expressed elsewhere in the Contract.

  The warranties contained herein are separate and discrete from any other warranties specified in this Contract, and are not subject to any disclaimer of warranty which may be specified in the Contract, its appendices, its schedules, its annexes or any document incorporated in this Contract by reference. The warranties contained herein are subject to any limitation of the COORDINATOR's/EMPLOYER's liability specified in the Contract.

  Notwithstanding the foregoing, the provisions set out in the applicable General Conditions, if any, under the section entitled "Warranty" apply.

  The warranties contained herein shall have a term extending to either:
     a)   to June 30, 2000, or
     b) for a period of six months following acceptance of the services, whichever is the later date.

2.0    CONDITIONS SUPPLEMENTAIRES

  Le COORDONNATEUR/EMPLOYEUR garantit que les services fournis conformement au present contrat satisfont aux exigences contractuelles (attestees au cours des tests d'acceptation, selon le cas), de facon a traiter avec precision et automatiquement toutes les donnees, les dates et les donnees liees aux dates, notamment quant au calcul, a la comparaison et au maintien de sequence de ces donnees entre le XXe et le XXle siecle, y compris quant aux calculs relatifs aux annees bissextiles utilises selon la documentation fournie par le COORDONNATEUR/EMPLOYEUR et acceptee par la Couronne. A cette fin, le COORDONNATEUR/EMPLOYEUR garantit egalement que le traitement lie aux dates n'empechera en aucune facon le materiel, les logiciels et les microprogrammes d'etre conformes aux exigences prevues par le contrat avant, pendant ou apres l'an 2000. Le Canada peut, sans frais additionnels, obliger le COORDONNATEUR/EMPLOYEUR, avant l'execution des services, a faire la preuve de sa conformite ou des methodes de conformite et des procedures de test qu'il a l'intention d'appliquer afin de se conformer a toutes les obligations prevues par les presentes.

  Les presentes obligations s'appliquent aux services fournis par le COORDONNATEUR/EMPLOYEUR, ses entrepreneurs et sous-traitants participant a l'execution du contrat. Sous reserve de l'exigence contractuelle precise, elles ne s'appliquent pas au materiel, aux microprogrammes, aux logiciels ou aux applications de logiciels fournis a titre d'equipement fourni par le gouvernement, sauf disposition des presentes.

  Les garanties prevues aux presentes sont distinctes de toute autre garantie prevue dans le contrat et ne sont pas visees par toute stipulation d'exoneration de garantie que peuvent contenir le contrat, ses annexes ou tout autre document incorpore aux presentes par renvol. Elles sont visees par toute limitation de la responsabilite du COORDONNATEUR/EMPLOYEUR precisee aux presentes.

  Malgre ce qui precede, les dispositions des conditions generales, les cas echeant, prevues dans la partie intitulee <<Garantie>> s'appliquent.

  Les garanties prevues aux presentes sont en vigueur jusqu'a la demiere des dates suivantes:
   a)  le 30 juin 2000, ou
   b) pendant les six mois suivant l'acceptation des services, la date etant la plus eloignee.

--------------------------------------------------------------------------------
 3. Initials of Signatories to the Agreement - Initiales des signataires de l'accord

    /s/ [ILLEGIBLE]^^       5/8/2000                                         /s/ [ILLEGIBLE]^^      May - 8 2000
 ------------------------   -------- ------------------------  ---------  ------------------------  ------------
    Employer/Coordinator     Date     Employer/Coordinator       Date      Commission/Department        Date
  Employeur/Coordonnateur            Employeur/Coordonnateur                Commission/Ministere
----------------------------------------------------------------------------------------------------------------

                                                                   [LOGO] Canada